SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2006

AVICI SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

101 Billerica Avenue, North Billerica, MA 01862

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 964-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Avici Systems Inc. (the “Company”) has been informed that Chris Koeneman, the Company’s Senior Vice President, Worldwide Sales and Service, will be leaving the Company effective as of January 13, 2006, to pursue other opportunities. Mr. Koeneman has indicated that the reasons for his resignation are personal and unrelated to his service as an officer of the Company. The Company potentially may enter into a consulting agreement with Mr. Koeneman on market terms in order to provide for an orderly transition of his responsibilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVICI SYSTEMS INC.

Date: January 11, 2006	By:	/S/ PAUL F. BRAUNEIS
Paul F. Brauneis, Chief Financial Officer, Treasurer, Senior Vice President of Finance and Administration and Principal Accounting Officer